Costs and expenses by nature	12 Months Ended
Dec. 31, 2022
Costs And Expenses By Nature
Costs and expenses by nature

5.	Costs and expenses by nature

a)    Cost of goods sold, and services rendered

	Year ended December 31,
	2022	2021	2020
Freight (i)	4,738	4,575	3,439
Materials and services (ii)	3,632	2,907	2,782
Maintenance	3,105	2,812	2,529
Depreciation, depletion and amortization	3,049	2,857	2,961
Acquisition of products (ii)	2,566	2,277	946
Personnel	1,817	1,703	1,624
Fuel oil and gas (iii)	1,630	1,011	848
Royalties	1,268	1,370	845
Energy	719	639	673
Other	1,504	1,578	917
Total	24,028	21,729	17,564

Cost of goods sold	23,447	21,142	16,982
Cost of services rendered	581	587	582
Total	24,028	21,729	17,564

(i)	In 2021, the increase, among other factors, is due to higher volumes sold in CFR sales and higher international freight reference price.
(ii)	In 2021, the increase, among other factors, is due to the significant increase in the iron ore reference price.
(iii)	In 2022, the increase, among other factors, is due to higher fuel prices and inflation of other inputs and services.

Mineral Resources Inspection Fare ("TFRM") – In some Brazilian states, including Minas Gerais, Pará and Mato Grosso do Sul, there is a specific fare named TFRM, which is calculated based on production. TFRM expenses are presented as "Royalties" in these financial statements. In March 2021, a State Law increased the TFRM rate in the State of Pará from US$0.83 to US$2.51 (R$4.37 to R$13.11) per metric ton. However, the Company had not adopted the new rate in 2021 based on the Constitutional Principle of mandatory notice period, which sets out the tax increase would become in force only in the subsequent year of its enactment.

In November 2022, Vale joined the "Pará Structure Program”, which aims to promote infrastructure investments in the State of Pará, by converting 50% of the TFRM payments into the execution of infrastructure investments, at a rate of US$2.51 (R$13.11) per metric ton of ore produced in the State of Pará. Those investments will be made in connection with social programs and so, the assets that would be built by Vale will not be part of the Company’s property, plant and equipment. To join the program, the Company paid US$224 (R$1,176 million) related to the TFRM for the whole year of 2022, which was calculated based on a rate of US$2.51 (R$13.11) per metric ton and will continue to apply this rate in the TFRM calculation for the State of Pará prospectively.

b)       Selling and administrative expenses

	Year ended December 31,
	2022	2021	2020
Personnel	185	170	168
Services	124	107	114
Selling	86	80	81
Depreciation and amortization	41	42	49
Advertisement	22	27	17
Other	57	55	62
Total	515	481	491

c)       Other operating expenses, net

		Year ended December 31,
	Notes	2022	2021	2020
Expenses related to Brumadinho event	24	1,079	851	4,640
Expenses related to de-characterization of dam	26(a)	72	1,725	617
Asset retirement obligations	26(b)	23	121	312
Provision for litigations	28	153	98	73
Profit sharing program		131	126	169
Disposals of materials and inventories		46	5	19
COVID-19 expenses (i)		-	44	109
Other		218	6	118
Total		1,722	2,976	6,057
(i)	The Company assisted the communities where the Company operates through humanitarian aid programs, especially in the Brazilian communities that were more adversely affected by the pandemic. The resources were used to provide needed support such as medical supplies and equipment.

The breakdown of research and development expenses by operating segment is presented in note 4(a).